BLACKROCK FUNDSSM

BlackRock Commodity Strategies Fund

(the “Fund”)

SUPPLEMENT DATED JUNE 2, 2014 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 27, 2013

Effective immediately, the Fund’s Statement of Additional Information is amended hereby as follows:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below:

The first paragraph is deleted in its entirety and replaced with the following:

Robin Batchelor, Evy Hambro, Poppy Allonby, CFA, Catherine Raw, CFA, Rob Shimell and Ricardo Fernandez are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The table in the subsection entitled “Other Funds and Accounts Managed” is supplemented to add the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ricardo Fernandez*	2	8	14	0	2	3
	$1.73 Billion	$4.55 Billion	$1.91 Billion	$0	$272.4 Million	$301.6 Million

* Information provided for Ricardo Fernandez is as of April 30, 2014.

The heading of the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Rob Shimell” is deleted and replaced with the following:

Discretionary Incentive Compensation — Rob Shimell and Ricardo Fernandez

The last sentence of the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Rob Shimell” is deleted and replaced with the following:

The performance of each of Messrs. Shimell and Fernandez is not measured against a specific benchmark.

The subsection entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of July 31, 2013.

Portfolio Manager	Dollar Range
Robin Batchelor.	None
Evy Hambro.	None
Poppy Allonby.	None
Catherine Raw.	None
Rob Shimell.	None
Ricardo Fernandez*	None

___________________

* Information provided for Ricardo Fernandez is as of April 30, 2014.

Shareholders should retain this Supplement for future reference.

SAI-CS-0614SUP